Exhibit 99.1
KELLY SERVICES REPORTS 4th QUARTER 2009 AND YEAR-END RESULTS
TROY, MI (February 5, 2010) — Kelly Services, Inc., a world leader in workforce management services and human resources solutions, today announced results for the fourth quarter and year ended January 3, 2010.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the fourth quarter of 2009 totaled $1.2 billion, a 7% decrease compared to the corresponding quarter in 2008. On a sequential basis, fourth quarter revenue increased 14%, compared to the third quarter in 2009. Revenue for the full year totaled $4.3 billion, a 22% decrease compared to the prior year. The fourth quarter included an extra week which adds approximately 4-5% to our quarterly comparisons and 1% to annual comparisons.
Losses from operations for the fourth quarter of 2009 totaled $13.0 million, compared to losses from operations of $83.7 million reported for the fourth quarter of 2008. Included in the results from operations for the fourth quarter of 2009 are restructuring charges of $13.4 million. The loss from operations in the fourth quarter of 2008 included impairment charges of $80.5 million and restructuring charges of $4.3 million. Excluding the impairment and restructuring charges, earnings from operations were $0.4 million in the fourth quarter of 2009 compared to $1.1 million in 2008.
Losses from operations for the full year of 2009 totaled $146.1 million compared to a loss of $70.3 million in 2008. The results for the full year 2009 include $53.1 million of impairment charges, $5.3 million of legal charges and $29.9 million of restructuring charges. The results for 2008 included $80.5 million of impairment charges, $22.5 million of legal charges and $6.5 million of restructuring charges.
Diluted losses per share from continuing operations in the fourth quarter of 2009 were $0.23 compared to fourth quarter 2008 losses of $2.55 per share. The restructuring charges totaled $0.29 per share in the fourth quarter of 2009. The impairment charges were $2.22 per share and the restructuring charges were $0.11 per share in the fourth quarter of 2008.
Diluted losses per share from continuing operations for the full year of 2009 were $3.01 compared to 2008 losses of $2.35 per share. The impairment charges totaled $1.43 per share, legal charges totaled $0.09 per share and restructuring charges totaled $0.69 per share in 2009. The impairment charges were $2.22 per share, legal charges were $0.40 per share and the restructuring charges were $0.15 per share in 2008.
Commenting on the fourth quarter results, Camden was optimistic. “We are very pleased that the improved revenue trends in our business, combined with our significant cost reduction initiatives allowed us to realize a small operating profit for the fourth quarter, excluding restructuring charges.”
Camden added that while 2009 has been a challenging year for the staffing industry, “Kelly has done an excellent job of re-shaping and strategically positioning the company to seize future growth opportunities and create value for our shareholders.
“We look forward to 2010, and will focus on maximizing profitability across all operations; accelerating growth of higher-margin Professional & Technical disciplines and outsourcing and consulting services; winning new business; and helping our customers manage their ever-changing workforce needs.”

In conjunction with its fourth quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on February 5, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S.	1 800 288-9626
International	1 612 332-0107
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website:
www.kellyservices.com
This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include: competition, changing market and economic conditions, currency fluctuations, changes in laws and regulations, including tax laws, and other factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein.
About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temp-to-hire and permanent placement basis. Serving clients around the globe, Kelly provides employment to 480,000 employees annually. Revenue in 2009 was $4.3 billion. Visit www.kellyservices.com.

ANALYST CONTACT: James Polehna (248) 244-4586 james_polehna@kellyservices.com	MEDIA CONTACT: Jane Stehney (248) 244-5630 jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 14 WEEKS ENDED JANUARY 3, 2010 AND 13 WEEKS ENDED DECEMBER 28, 2008
(UNAUDITED)
(In millions of dollars except per share data)

	2009	2008	Change		% Change

Revenue from services	$1,194.1	$1,279.1	$(85.0)		(6.6)%

Cost of services	1,005.8	1,054.5	(48.7)		(4.6)

Gross profit	188.3	224.6	(36.3)		(16.2)

Selling, general and administrative expenses	201.3	227.8	(26.5)		(11.7)

Asset impairments	—	80.5	(80.5)		(100.0)

Loss from operations	(13.0)	(83.7)	70.7		84.5

Other expense, net	(0.9)	(3.4)	2.5		73.8

Loss from continuing operations before taxes	(13.9)	(87.1)	73.2		84.1

Income taxes	(5.7)	1.5	(7.2)		(469.5)

Loss from continuing operations	(8.2)	(88.6)	80.4		90.8

Loss from discontinued operations, net of tax	—	(0.1)	0.1		100.0

Net loss	$(8.2)	$(88.7)	$80.5		90.8%

Basic loss per share on common stock
Loss from continuing operations	$(0.23)	$(2.55)	$2.32		91.0%
Loss from discontinued operations	—	(0.01)	0.01		100.0
Net loss	(0.23)	(2.55)	2.32		91.0

Diluted loss per share on common stock
Loss from continuing operations	$(0.23)	$(2.55)	$2.32		91.0%
Loss from discontinued operations	—	(0.01)	0.01		100.0
Net loss	(0.23)	(2.55)	2.32		91.0

STATISTICS:

Gross profit rate	15.8%	17.6%	(1.8	) pts.

Selling, general and administrative expenses:
% of revenue	16.8	17.8	(1.0)
% of gross profit	106.9	101.4	5.5

% Return — Loss from operations	(1.1)	(6.5)	5.4
Loss from continuing operations before taxes	(1.2)	(6.8)	5.6
Loss from continuing operations	(0.7)	(6.9)	6.2
Net loss	(0.7)	(6.9)	6.2

Effective income tax rate	41.0%	(1.8)%	42.8	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 53 WEEKS ENDED JANUARY 3, 2010 AND 52 WEEKS ENDED DECEMBER 28, 2008
(In millions of dollars except per share data)

	2009	2008	Change		% Change

Revenue from services	$4,314.8	$5,517.3	$(1,202.5)		(21.8)%

Cost of services	3,613.1	4,539.7	(926.6)		(20.4)

Gross profit	701.7	977.6	(275.9)		(28.2)

Selling, general and administrative expenses	794.7	967.4	(172.7)		(17.9)

Asset impairments	53.1	80.5	(27.4)		(34.1)

Loss from operations	(146.1)	(70.3)	(75.8)		(107.8)

Other expense, net	(2.2)	(3.4)	1.2		35.8

Loss from continuing operations before taxes	(148.3)	(73.7)	(74.6)		(101.1)

Income taxes	(43.2)	8.0	(51.2)		NM

Loss from continuing operations	(105.1)	(81.7)	(23.4)		(28.6)

Earnings (loss) from discontinued operations, net of tax	0.6	(0.5)	1.1		212.0

Net loss	$(104.5)	$(82.2)	$(22.3)		(27.0)%

Basic loss per share on common stock
Loss from continuing operations	$(3.01)	$(2.35)	$(0.66)		(28.1)%
Earnings (loss) from discontinued operations	0.02	(0.02)	0.04		200.0
Net loss	(3.00)	(2.37)	(0.63)		(26.6)

Diluted loss per share on common stock
Loss from continuing operations	$(3.01)	$(2.35)	$(0.66)		(28.1)%
Earnings (loss) from discontinued operations	0.02	(0.02)	0.04		200.0
Net loss	(3.00)	(2.37)	(0.63)		(26.6)

STATISTICS:

Gross profit rate	16.3%	17.7%	(1.4	) pts.

Selling, general and administrative expenses:
% of revenue	18.4	17.5	0.9
% of gross profit	113.2	99.0	14.2

% Return — Loss from operations	(3.4)	(1.3)	(2.1)
Loss from continuing operations before taxes	(3.4)	(1.3)	(2.1)
Loss from continuing operations	(2.4)	(1.5)	(0.9)
Net loss	(2.4)	(1.5)	(0.9)

Effective income tax rate	29.1%	(10.8)%	39.9	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
					Constant
	2009	2008			Currency
	(14 Weeks)	(13 Weeks)	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$557.4	$595.6	(6.4)%		(7.3)%
Fee-based income	1.5	2.8	(46.7)		(48.3)
Gross profit	79.8	96.4	(17.2)		(18.0)
SG&A expenses excluding restructuring charges	67.9	79.7	(14.8)
Restructuring charges	3.5	0.6	450.2
Total SG&A expenses	71.4	80.3	(11.1)		(11.9)
Earnings from operations	8.4	16.1	(47.7)
Earnings from operations excluding restructuring charges	11.9	16.7	(28.9)

Gross profit rate	14.3%	16.2%	(1.9	) pts.
Expense rates (excluding restructuring charges):
% of revenue	12.2	13.4	(1.2)
% of gross profit	85.0	82.5	2.5
Operating margin (excluding restructuring charges)	2.2	2.8	(0.6)

Americas PT
Revenue from services (including fee-based income)	$208.3	$219.3	(5.0)%		(5.3)%
Fee-based income	2.2	3.7	(39.8)		(40.0)
Gross profit	31.9	37.5	(14.9)		(15.1)
SG&A expenses excluding restructuring charges	24.7	27.8	(11.0)
Restructuring charges	0.8	—	NM
Total SG&A expenses	25.5	27.8	(8.1)		(8.3)
Earnings from operations	6.4	9.7	(34.4)
Earnings from operations excluding restructuring charges	7.2	9.7	(26.2)

Gross profit rate	15.3%	17.1%	(1.8	) pts.
Expense rates (excluding restructuring charges):
% of revenue	11.9	12.7	(0.8)
% of gross profit	77.5	74.1	3.4
Operating margin (excluding restructuring charges)	3.4	4.4	(1.0)

EMEA Commercial
Revenue from services (including fee-based income)	$238.9	$283.3	(15.7)%		(22.8)%
Fee-based income	4.3	7.5	(42.6)		(45.6)
Gross profit	37.4	47.6	(21.5)		(28.3)
SG&A expenses excluding restructuring charges	35.2	51.4	(31.4)
Restructuring charges	4.9	3.0	60.0
Total SG&A expenses	40.1	54.4	(26.3)		(32.5)
Earnings from operations	(2.7)	(6.8)	59.9
Earnings from operations excluding restructuring charges	2.2	(3.8)	NM

Gross profit rate	15.7%	16.8%	(1.1	) pts.
Expense rates (excluding restructuring charges):
% of revenue	14.8	18.1	(3.3)
% of gross profit	94.2	107.8	(13.6)
Operating margin (excluding restructuring charges)	0.9	(1.3)	2.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
					Constant
	2009	2008			Currency
	(14 Weeks)	(13 Weeks)	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$39.6	$38.4	3.0%		(6.1)%
Fee-based income	3.6	5.5	(34.4)		(37.4)
Gross profit	9.8	11.2	(12.7)		(19.4)
Total SG&A expenses	10.6	11.7	(9.5)		(17.1)
Earnings from operations	(0.8)	(0.5)	(58.0)

Gross profit rate	24.7%	29.1%	(4.4	) pts.
Expense rates:
% of revenue	26.8	30.5	(3.7)
% of gross profit	108.5	104.7	3.8
Operating margin	(2.1)	(1.4)	(0.7)

APAC Commercial
Revenue from services (including fee-based income)	$83.0	$73.5	12.9%		(2.2)%
Fee-based income	2.9	3.0	(6.2)		(15.2)
Gross profit	12.1	11.4	6.8		(7.8)
SG&A expenses excluding restructuring charges	11.6	12.4	(7.2)
Restructuring charges	1.4	—	NM
Total SG&A expenses	13.0	12.4	4.6		(9.8)
Earnings from operations	(0.9)	(1.0)	19.7
Earnings from operations excluding restructuring charges	0.5	(1.0)	NM

Gross profit rate	14.6%	15.5%	(0.9	) pts.
Expense rates (excluding restructuring charges):
% of revenue	13.9	16.9	(3.0)
% of gross profit	95.0	109.3	(14.3)
Operating margin (excluding restructuring charges)	0.7	(1.4)	2.1

APAC PT
Revenue from services (including fee-based income)	$7.2	$7.2	(0.4)%		(15.9)%
Fee-based income	1.0	0.8	29.9		17.7
Gross profit	2.1	1.9	7.8		(7.0)
Total SG&A expenses	2.6	2.2	19.3		2.4
Earnings from operations	(0.5)	(0.3)	(106.4)

Gross profit rate	28.6%	26.4%	2.2	pts.
Expense rates:
% of revenue	35.8	29.9	5.9
% of gross profit	125.2	113.1	12.1
Operating margin	(7.2)	(3.5)	(3.7)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
					Constant
	2009	2008			Currency
	(14 Weeks)	(13 Weeks)	Change		Change
OCG
Revenue from services (including fee-based income)	$68.2	$68.4	(0.3)%		(1.3)%
Fee-based income	6.0	7.2	(16.2)		(19.6)
Gross profit	15.5	18.9	(18.0)		(19.6)
SG&A expenses excluding restructuring charges	17.9	18.0	(0.8)
Restructuring charges	1.3	0.4	239.5
Total SG&A expenses	19.2	18.4	4.1		1.1
Earnings from operations	(3.7)	0.5	NM
Earnings from operations excluding restructuring charges	(2.4)	0.9	NM

Gross profit rate	22.7%	27.6%	(4.9	) pts.
Expense rates (excluding restructuring charges):
% of revenue	26.2	26.4	(0.2)
% of gross profit	115.7	95.6	20.1
Operating margin (excluding restructuring charges)	(3.6)	1.2	(4.8)

Corporate Expense
SG&A expenses excluding restructuring charges	$17.7	$20.6	(14.2)%
Restructuring charges	1.5	0.3	418.1
Total SG&A expenses	19.2	20.9	(8.1)		(8.1)

Asset Impairments	$—	$80.5	(100.0)%

Consolidated Total (excluding intersegment activity)
Revenue from services (including fee-based income)	$1,194.1	$1,279.1	(6.6)%		(10.0)%
Fee-based income	21.5	30.5	(29.5)		(33.0)
Gross profit	188.3	224.6	(16.2)		(19.4)
SG&A expenses excluding restructuring charges	187.9	223.5	(16.0)
Restructuring charges	13.4	4.3	209.0
Total SG&A expenses	201.3	227.8	(11.7)		(15.1)
Earnings from operations	(13.0)	(83.7)	84.5
Earnings from operations excluding restructuring charges	0.4	(79.4)	NM

Gross profit rate	15.8%	17.6%	(1.8	) pts.
Expense rates (excluding restructuring charges):
% of revenue	15.7	17.5	(1.8)
% of gross profit	99.8	99.4	0.4
Operating margin (excluding restructuring charges)	0.0	(6.2)	6.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date
					Constant
	2009	2008			Currency
	(53 Weeks)	(52 Weeks)	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$1,980.3	$2,516.7	(21.3)%		(20.3)%
Fee-based income	6.6	15.7	(58.4)		(56.8)
Gross profit	290.7	399.0	(27.1)		(26.3)
SG&A expenses excluding restructuring charges	273.2	328.2	(16.7)
Restructuring charges	7.2	0.9	NM
Total SG&A expenses	280.4	329.1	(14.8)		(13.8)
Earnings from operations	10.3	69.9	(85.1)
Earnings from operations excluding restructuring charges	17.5	70.8	(75.2)

Gross profit rate	14.7%	15.9%	(1.2	) pts.
Expense rates (excluding restructuring charges):
% of revenue	13.8	13.0	0.8
% of gross profit	93.9	82.2	11.7
Operating margin (excluding restructuring charges)	0.9	2.8	(1.9)

Americas PT
Revenue from services (including fee-based income)	$792.6	$938.2	(15.5)%		(15.4)%
Fee-based income	9.4	19.4	(51.5)		(51.4)
Gross profit	125.1	161.7	(22.6)		(22.5)
SG&A expenses excluding restructuring charges	100.9	113.3	(10.9)
Restructuring charges	1.0	—	NM
Total SG&A expenses	101.9	113.3	(10.0)		(9.8)
Earnings from operations	23.2	48.4	(52.2)
Earnings from operations excluding restructuring charges	24.2	48.4	(50.0)

Gross profit rate	15.8%	17.2%	(1.4	) pts.
Expense rates (excluding restructuring charges):
% of revenue	12.7	12.1	0.6
% of gross profit	80.7	70.1	10.6
Operating margin (excluding restructuring charges)	3.0	5.2	(2.2)

EMEA Commercial
Revenue from services (including fee-based income)	$895.2	$1,310.5	(31.7)%		(24.9)%
Fee-based income	16.6	39.5	(58.0)		(52.6)
Gross profit	140.2	227.3	(38.4)		(32.5)
SG&A expenses excluding restructuring charges	150.3	226.5	(33.7)
Restructuring charges	15.6	3.9	301.4
Total SG&A expenses	165.9	230.4	(28.0)		(20.2)
Earnings from operations	(25.7)	(3.1)	NM
Earnings from operations excluding restructuring charges	(10.1)	0.8	NM

Gross profit rate	15.7%	17.4%	(1.7	) pts.
Expense rates (excluding restructuring charges):
% of revenue	16.8	17.3	(0.5)
% of gross profit	107.2	99.6	7.6
Operating margin (excluding restructuring charges)	(1.1)	0.1	(1.2)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	December Year to Date
					Constant
	2009	2008			Currency
	(53 Weeks)	(52 Weeks)	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$141.9	$172.5	(17.8)%		(10.7)%
Fee-based income	15.7	26.8	(41.2)		(33.2)
Gross profit	37.8	51.2	(26.2)		(18.8)
Total SG&A expenses	40.6	48.9	(16.9)		(8.5)
Earnings from operations	(2.8)	2.3	NM

Gross profit rate	26.6%	29.7%	(3.1	) pts.
Expense rates:
% of revenue	28.6	28.3	0.3
% of gross profit	107.6	95.5	12.1
Operating margin	(2.0)	1.3	(3.3)

APAC Commercial
Revenue from services (including fee-based income)	$284.9	$336.0	(15.2)%		(11.0)%
Fee-based income	9.7	17.0	(43.0)		(40.6)
Gross profit	41.6	56.3	(26.1)		(22.6)
SG&A expenses excluding restructuring charges	44.6	56.6	(21.3)
Restructuring charges	1.6	—	NM
Total SG&A expenses	46.2	56.6	(18.5)		(14.8)
Earnings from operations	(4.6)	(0.3)	NM
Earnings from operations excluding restructuring charges	(3.0)	(0.3)	NM

Gross profit rate	14.6%	16.8%	(2.2	) pts.
Expense rates (excluding restructuring charges):
% of revenue	15.6	16.8	(1.2)
% of gross profit	107.0	100.5	6.5
Operating margin (excluding restructuring charges)	(1.0)	(0.1)	(0.9)

APAC PT
Revenue from services (including fee-based income)	$25.4	$34.3	(26.0)%		(24.3)%
Fee-based income	3.8	5.1	(25.0)		(21.0)
Gross profit	7.7	10.2	(25.1)		(22.6)
Total SG&A expenses	9.2	10.7	(14.2)		(9.9)
Earnings from operations	(1.5)	(0.5)	(224.9)

Gross profit rate	30.2%	29.8%	0.4	pts.
Expense rates:
% of revenue	36.2	31.2	5.0
% of gross profit	119.8	104.6	15.2
Operating margin	(6.0)	(1.4)	(4.6)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	December Year to Date
					Constant
	2009	2008			Currency
	(53 Weeks)	(52 Weeks)	Change		Change
OCG
Revenue from services (including fee-based income)	$219.9	$233.3	(5.7)%		(4.7)%
Fee-based income	24.4	27.8	(12.3)		(9.4)
Gross profit	59.7	72.9	(18.0)		(16.1)
SG&A expenses excluding restructuring charges	69.6	69.5	0.0
Restructuring charges	1.9	0.5	328.4
Total SG&A expenses	71.5	70.0	2.0		4.3
Earnings from operations	(11.8)	2.9	NM
Earnings from operations excluding restructuring charges	(9.9)	3.4	NM

Gross profit rate	27.2%	31.2%	(4.0	) pts.
Expense rates (excluding restructuring charges):
% of revenue	31.7	29.8	1.9
% of gross profit	116.6	95.6	21.0
Operating margin (excluding restructuring charges)	(4.5)	1.4	(5.9)

Corporate Expense
SG&A expenses excluding restructuring charges	$77.5	$108.2	(28.4)%
Restructuring charges	2.6	1.2	116.3
Total SG&A expenses	80.1	109.4	(26.8)		(26.8)

Asset Impairments	$53.1	$80.5	(34.1)%

Consolidated Total (excluding intersegment activity)
Revenue from services (including fee-based income)	$4,314.8	$5,517.3	(21.8)%		(19.2)%
Fee-based income	86.1	151.3	(43.1)		(39.2)
Gross profit	701.7	977.6	(28.2)		(25.7)
SG&A expenses excluding restructuring charges	764.8	960.9	(20.4)
Restructuring charges	29.9	6.5	360.9
Total SG&A expenses	794.7	967.4	(17.9)		(14.8)
Earnings from operations	(146.1)	(70.3)	(107.8)
Earnings from operations excluding restructuring charges	(116.2)	(63.8)	(82.0)

Gross profit rate	16.3%	17.7%	(1.4	) pts.
Expense rates (excluding restructuring charges):
% of revenue	17.7	17.4	0.3
% of gross profit	109.0	98.3	10.7
Operating margin (excluding restructuring charges)	(2.7)	(1.2)	(1.5)

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In millions of dollars)

	January 3,	December 28,
	2010	2008
Current Assets
Cash and equivalents	$88.9	$118.3
Trade accounts receivable, less allowances of $15.0 and $17.0, respectively	717.9	815.8
Prepaid expenses and other current assets	70.6	62.0
Deferred taxes	21.0	31.9

Total current assets	898.4	1,028.0

Property and Equipment, Net	127.1	151.3

Noncurrent Deferred Taxes	77.5	40.0

Goodwill, Net	67.3	117.8

Other Assets	131.4	120.2

Total Assets	$1,301.7	$1,457.3

Current Liabilities
Short-term borrowings and current portion of long-term debt	$79.6	$35.2
Accounts payable and accrued liabilities	182.6	244.1
Accrued payroll and related taxes	208.3	243.2
Accrued insurance	19.7	26.3
Income and other taxes	47.4	51.8

Total current liabilities	537.6	600.6

Noncurrent Liabilities
Long-term debt	57.5	80.0
Accrued insurance	47.3	46.9
Accrued retirement benefits	76.9	61.6
Other long-term liabilities	16.0	15.3

Total noncurrent liabilities	197.7	203.8

Stockholders’ Equity
Common stock	40.1	40.1
Treasury stock	(107.2)	(111.2)
Paid-in capital	36.9	35.8
Earnings invested in the business	571.5	676.0
Accumulated other comprehensive income	25.1	12.2

Total stockholders’ equity	566.4	652.9

Total Liabilities and Stockholders’ Equity	$1,301.7	$1,457.3

STATISTICS:
Working Capital	$360.8	$427.4
Current Ratio	1.7	1.7
Debt-to-capital %	19.5%	15.0%
Global Days Sales Outstanding	51	50

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 53 WEEKS ENDED JANUARY 3, 2010 AND 52 WEEKS ENDED DECEMBER 28, 2008
(In millions of dollars)

	2009	2008

Cash flows from operating activities
Net loss	$(104.5)	$(82.2)
Noncash adjustments:
Impairment of assets	53.1	80.5
Depreciation and amortization	40.9	46.0
Provision for bad debts	2.2	6.7
Stock-based compensation	5.1	4.4
Other, net	(2.2)	3.7
Changes in operating assets and liabilities	(11.8)	42.5

Net cash from operating activities	(17.2)	101.6

Cash flows from investing activities
Capital expenditures	(13.1)	(31.1)
Acquisition of companies, net of cash received	(7.5)	(32.7)
Other investing activities	(2.8)	(0.2)

Net cash from investing activities	(23.4)	(64.0)

Cash flows from financing activities
Net change in revolving line of credit	52.7	(34.2)
Repayment of debt	(30.5)	—
Proceeds from debt	—	42.5
Dividend payments	—	(19.1)
Purchase of treasury stock	—	(8.0)
Other financing activities	(12.8)	10.0

Net cash from financing activities	9.4	(8.8)

Effect of exchange rates on cash and equivalents	1.8	(3.3)

Net change in cash and equivalents	(29.4)	25.5
Cash and equivalents at beginning of period	118.3	92.8

Cash and equivalents at end of period	$88.9	$118.3

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter (Commercial, PT and OCG)
			% Change
	2009	2008		Constant
	(14 Weeks)	(13 Weeks)	US$	Currency

Americas
United States	$733.1	$781.5	(6.2)%	(6.2)%
Canada	51.5	50.2	2.7	(9.9)
Mexico	19.0	18.1	5.3	6.6
Puerto Rico	15.0	18.7	(19.7)	(19.7)

Total Americas	818.6	868.5	(5.7)	(6.4)

EMEA
France	78.7	75.1	4.7	(6.2)
United Kingdom	43.1	80.7	(46.5)	(48.1)
Switzerland	38.8	41.4	(6.4)	(17.5)
Russia	19.9	22.3	(10.8)	(3.3)
Portugal	19.4	15.6	24.4	11.3
Italy	19.0	25.2	(24.8)	(32.9)
Germany	17.6	17.7	0.3	(10.5)
Norway	17.3	16.9	1.7	(14.2)
Other	29.0	32.7	(11.4)	(20.1)

Total EMEA	282.8	327.6	(13.7)	(21.0)

APAC
Australia	30.4	26.0	16.9	(13.1)
Singapore	17.9	16.1	10.9	4.1
Malaysia	13.7	12.3	12.3	7.7
Other	30.7	28.6	7.0	(3.8)

Total APAC	92.7	83.0	11.6	(3.5)

Total Kelly Services, Inc.	$1,194.1	$1,279.1	(6.6)%	(10.0)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date (Commercial, PT and OCG)
			% Change
	2009	2008		Constant
	(53 Weeks)	(52 Weeks)	US$	Currency

Americas
United States	$2,634.3	$3,237.1	(18.6)%	(18.6)%
Canada	183.4	237.8	(22.9)	(17.5)
Mexico	66.5	76.2	(12.7)	6.2
Puerto Rico	57.9	77.4	(25.2)	(25.2)

Total Americas	2,942.1	3,628.5	(18.9)	(18.2)

EMEA
France	272.7	350.8	(22.3)	(18.3)
United Kingdom	206.7	398.0	(48.1)	(37.0)
Switzerland	138.6	184.9	(25.1)	(25.2)
Italy	72.9	131.9	(44.7)	(41.5)
Russia	65.4	90.9	(28.0)	(8.9)
Germany	65.1	83.0	(21.5)	(17.2)
Norway	61.7	86.1	(28.4)	(18.9)
Portugal	59.5	27.5	116.5	124.9
Other	111.2	154.4	(28.0)	(22.1)

Total EMEA	1,053.8	1,507.5	(30.1)	(23.3)

APAC
Australia	98.3	133.7	(26.4)	(21.3)
Singapore	64.4	71.3	(9.6)	(7.3)
Malaysia	50.1	55.2	(9.2)	(4.1)
Other	106.1	121.1	(12.5)	(9.0)

Total APAC	318.9	381.3	(16.4)	(12.3)

Total Kelly Services, Inc.	$4,314.8	$5,517.3	(21.8)%	(19.2)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Fourth Quarter		December Year to Date
	2009	2008	2009	2008

Pretax loss from operations	$(13.0)	$(83.7)	$(146.1)	$(70.3)

Restructuring charges (Note 1)	13.4	4.3	29.9	6.5
Asset impairments (Note 2)	—	80.5	53.1	80.5
Litigation charges	—	—	5.3	22.5

Earnings (loss) from operations excluding restructuring, asset impairment and litigation charges	$0.4	$1.1	$(57.8)	$39.2

	Fourth Quarter
	2009		2008
	Amount	Per Share	Amount	Per Share

Loss from continuing operations, net of tax	$(8.2)	$(0.23)	$(88.6)	$(2.55)

Restructuring charges, net of taxes (Note 1)	10.1	0.29	3.7	0.11
Asset impairments, net of taxes (Note 2)	—	—	77.2	2.22

Earnings (loss) from continuing operations excluding restructuring and asset impairment charges, net of taxes	$1.9	$0.05	$(7.7)	$(0.22)

	December Year to Date
	2009		2008
	Amount	Per Share	Amount	Per Share

Loss from continuing operations, net of tax	$(105.1)	$(3.01)	$(81.7)	$(2.35)

Restructuring charges, net of taxes (Note 1)	24.0	0.69	5.3	0.15
Asset impairments, net of taxes (Note 2)	50.0	1.43	77.2	2.22
Litigation charges, net of taxes	3.3	0.09	13.9	0.40

(Loss) earnings from continuing operations excluding restructuring, asset impairment and litigation charges, net of taxes	$(27.8)	$(0.80)	$14.7	$0.42

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the impairment, restructuring and litigation charges is useful to understand the Company’s fiscal 2009 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
(1) Restructuring charges represent global costs incurred in connection with the reduction in the number of permanent employees and the consolidation, sale or closure of branch locations. These costs include severance, lease terminations, asset write-offs and other miscellaneous costs.
(2) For 2009, asset impairment charges include adjustments to the value of goodwill for the Company’s Americas Commercial, EMEA PT and APAC Commercial reporting segments, and long-lived assets and intangible assets related to Japan and Europe. For 2008, asset impairment charges include adjustments to the value of goodwill for the Company’s EMEA Commercial segment, the Company’s investment in Tempstaff, and assets related to operations in the U.K.